Intangible Assets	12 Months Ended
Jan. 31, 2024
Intangible Assets
Intangible Assets

Note 8 - Intangible Assets

	January 31,	January 31,
	2024	2023
Cost
Customer agreements and relationships	299,524	268,712
Existing technology	403,944	355,695
Trade names	10,139	9,026
Non-compete covenants	14,911	13,893
	728,518	647,326
Accumulated amortization
Customer agreements and relationships	172,026	151,016
Existing technology	285,148	248,867
Trade names	8,227	7,318
Non-compete covenants	12,070	10,317
	477,471	417,518
Net	251,047	229,808

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the year ended January 31, 2024 is primarily due to the acquisitions of GroundCloud and Localz partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $251.0 million over the following periods: $57.5 million for 2025, $53.3 million for 2026, $38.6 million for 2027, $31.4 million for 2028, $23.1 million for 2029 and $47.1 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.